EXECUTION COPY






                  FINGERHUT COMPANIES, INC.

                     __________________


                         $65,000,000


       9.81% Senior Notes, Series A, Due June 30, 1996


                         $25,000,000


    10.12% Senior Notes, Series B, due December 30, 1997


                      ________________


                 SECOND AMENDMENT AGREEMENT

                      _________________


                  Dated as of June 17, 1994

                             to
                     PURCHASE AGREEMENT
                dated as of January 14, 1991
                        as amended by
                  FIRST AMENDMENT AGREEMENT
                  Dated as of March 1, 1992






     SECOND AMENDMENT, dated as of June 17, 1994, ("this
Amendment"), between Fingerhut Companies, Inc., a Minnesota corporation (the "Company"), and the Noteholders (as defined below).

Preliminary Statement

     Reference is made to the separate Purchase Agreements dated as of January 14, 1991 between the Company and the Purchasers listed in Schedule 1 thereto and their assigns (the "Noteholders"), pursuant to which the Company issued and sold its 9.81% Senior Notes, Series A, due June 30, 1996, in the aggregate principal amount of $65,000,000 (the "Series A Notes"), and its 10.12% Senior Notes, Series B, due December 30, 1997, in the aggregate principal amount of $25,000,000 (the "Series B Notes"), each as amended by the amendment dated as of March 1, 1992 (collectively, as amended, the "Purchase Agreements"). The Series A Notes and the Series B Notes are hereinafter collectively referred to herein as the "Notes". Unless otherwise defined in this Amendment, capitalized terms used herein without definition shall have the meanings set forth in the Purchase Agreements.

     The Company and Principal Mutual Life Insurance Company ("Principal Mutual") have entered into a Purchase Agreement, dated as of February 15, 1991, pursuant to which the Company issued and sold its 9.74% Senior Notes, Series C, due August 15, 1996, in the aggregate principal amount of $20,000,000 (the "Series C Notes"), as amended by the amendment dated as of March 1, 1992 (as amended, the "Series C Purchase Agreement"), and a Purchase Agreement, dated as of January 15, 1992, pursuant to which the Company issued and sold its 6.96% Senior Notes, Series D, due August 15, 1996, in the aggregate principal amount of $15,000,000 (the "Series D Notes"), as amended by the amendment dated as of March 1, 1992 (as amended, the Series D Purchase Agreement"). The Series C Notes and the Series D Notes are collectively referred to herein as the "Other Notes," the Series C Purchase Agreement and the Series D Purchase Agreement are collectively referred to herein as the "Other Purchase Agreements."

     The Company has amended and restated the Bank Credit Agreement, a copy of which the Company has given to Fried, Frank, Harris, Shriver & Jacobson, special counsel for the Noteholders. The Collateral Documents provide that the Notes and the Other Notes and the Bank Credit Agreement are secured equally and ratably by the Collateral. Section 8.02 of the Bank Credit Agreement provides that (i) if at any time the Noteholders and the holders of Other Notes authorize the Collateral Agent to release any of the collateral securing the Company's obligations under the Purchase Agreement and the Other Purchase Agreements, the Collateral Agent will automatically release such Collateral from the Liens created under the Collateral Documents and
(ii) if at any time the Noteholders and the holders of the Other Notes authorize the Collateral Agent to instruct the Custodial Agent to deliver Collateral Documents to the Company on their behalf, the Collateral Agent is authorized to instruct the Custodial Agent to deliver such Collateral Documents to the Company on the Banks' behalf. The penultimate paragraph of Article X of the Bank Credit Agreement provides that if at any time the Noteholders release any Guarantor under any Guaranty, such Guarantor shall automatically be released from the guarantee under such Article X (or any other document, in the case of a Subsidiary that has become a Guarantor). The Company and the Banks propose to enter into Amendment No. 1, dated as of June 16, 1994 ("Amendment No. 1 to the Bank Credit Agreement") to the Bank Credit Agreement, a copy of which the Company has given to Fried, Frank, Harris, Shriver & Jacobson. Amendment No. 1 to the Bank Credit Agreement provides, among other things, for amendments to the Bank Credit Agreement that will facilitate the transactions of the Company and the Subsidiaries that are described below.

     The Company has amended and restated the Receivables Transfer Agreement, a copy of which the Company has given to Fried, Frank, Harris, Shriver & Jacobson. In addition, the Company is entering into a new receivables transfer facility involving the public offering of certificates of beneficial interest. The Company has given a copy of a registration statement describing the new facility to Fried, Frank, Harris, Shriver & Jacobson. The existing receivables transfer agreements and the new receivables facility together constitute the Receivables Transfer Agreement, and the Company may use both programs hereafter, subject to the terms and conditions of the Purchase Agreements with respect to the Receivables Transfer Agreement.

     The Company is contemplating plans to finance expansion into the television home shopping business through the sale of equity interests in S The Shopping Network, Inc., a newly formed Delaware corporation, and the contribution to S The Shopping Network, Inc. of the capital stock and/or assets of USA Direct Incorporated. The Company anticipates that it will sell minority interests, and may sell majority interests in the TV Shopping Companies (as defined in Section 7.2 hereof). The Company also anticipates that it or one or more of the TV Shopping Companies may enter into joint ventures with third parties for home shopping television shows.

     In connection with the foregoing, the Company has requested the release of certain Subsidiaries from the Guaranty, the release of certain Pledged Stock from the security interest under the Pledge Agreement and the amendment of certain provisions of the Purchase Agreements and the Other Purchase Agreements to release the potential security interests of the Notes and the Other Notes in the Collateral under the Security Agreement, to exempt certain proposed Subsidiaries from the Pledge Agreement and the Guaranty and to revise certain definitions and covenants in the Purchase Agreements and the Other Purchase Agreements to reflect the structure of the new receivables transfer facility and the Company's plans for the TV Shopping Companies and the Credit Card Bank.

     Accordingly, the Company and the Noteholders hereby agree as follows:



                          ARTICLE 1

     CONDITIONS PRECEDENT TO EFFECTIVENESS OF AMENDMENT

     This Amendment is expressly subject to and shall become effective only upon satisfaction of each of the following conditions (such date upon which all of such conditions are satisfied being herein called the "Effective Date"):

     Section 1.1.   There shall exist on the Effective Date
(i) no Default or Event of Default under the Loan Documents or any of the Other Purchase Agreements and the documents related thereto, both before and after giving effect to this Amendment and the Other Amendments (as defined in Section
1.2 hereof) and (ii) no Default or Event of Default under and as defined in the Bank Credit Agreement.

     Section 1.2. Amendments, similar in substance to this Amendment, to the Other Purchase Agreements (collectively, the "Other Amendments") shall have been entered into by the requisite percentage of noteholders under the Other Purchase Agreements and become effective, and the Noteholders shall have received satisfactory evidence to such effect.

     Section 1.3. Amendment No. 1 to the Bank Credit Agreement shall have been entered into by the requisite percentage of the Banks and shall have become effective, and the Noteholders shall have received satisfactory evidence to such effect.

     Section 1.4. The Noteholders shall have received an opinion from the General Counsel of the Company, dated the Effective Date, with respect to such matters relating to the transactions contemplated hereby as the Noteholders may reasonably request.

     Section 1.5. The Noteholders shall have received a certificate, dated as of the Effective Date and signed by a Responsible Officer of the Company, stating that, as of the Effective Date, (i) all of the obligations of the Company to be performed prior to or as of the Effective Date under this Amendment have been performed; (ii) the representations and warranties contained in Article 10 of this Amendment are accurate and complete, and (iii) all of the conditions to the effectiveness of this Amendment have been satisfied in full.

     Section 1.6. The Noteholders shall have received a certificate, dated as of the Effective Date and signed by the Chief Financial Officer of the Company, stating that the proposed replacement receivables transfer facility described in clause (ii) of the definition of Receivables Transfer Agreement (as amended hereby) is not materially less advantageous to the financial condition of the Company and its consolidated Subsidiaries than are the agreements described in clause (i) of such definition (as amended).

     Section 1.7.   All corporate and other proceedings and
all documents incident to the transactions contemplated by this Amendment shall be satisfactory in form and substance to the Noteholders, and the Noteholders shall have received copies of all documents and records relating thereto which they may reasonably request.

     Section 1.8. In consideration for entering into this Amendment, the Noteholders shall have received in immediately available funds the one-time payment by the Company of additional interest in an amount equal to 0.375% of the outstanding principal balance of the Notes calculated as of the Effective Date.

                          ARTICLE 2

     AMENDMENTS TO ARTICLE I OF THE PURCHASE AGREEMENTS

    Section 2.1.   1.5 of the Purchase Agreements is
hereby amended by adding the following sentence at the end thereof:

     The obligations of each Guarantor under this Agreement and the Guaranty shall automatically terminate upon (a) the sale, contribution or other disposition, in compliance with 8.4, of all of the Company's direct and indirect ownership of the capital stock and Indebtedness of such Guarantor or (b) any sale, contribution or other disposition, in compliance with the terms of 8.5, of all or substantially all of the assets of such Guarantor that results in such Guarantor owning less than 1% of the consolidated assets of the Company and not generating revenues.

     Section 2.2.   1.6 of the Purchase Agreements is
hereby amended by restating such section in its entirety as follows:

          1.6  SECURITY FOR NOTES.  (a) The Senior
     Obligations (as defined in the Pledge Agreement) owing to the Secured Parties shall be equally and ratably secured on a pari passu basis by a pledge of all the outstanding capital stock of the Subsidiaries pursuant to the Pledge Agreement.
     The Purchasers, the other Secured Parties under the Pledge Agreement and Chemical Bank, as collateral agent for the Secured Parties, shall enter into the Amended and Restated Intercreditor
     Collateral Agency Agreement, dated as of December
     31, 1990, as amended and restated through January
     14, 1991, attached as Exhibit D-3 hereto (herein, as amended and modified from time to time as permitted thereby, called the "Collateral Agency
     Agreement"), pursuant to which the Secured Parties shall appoint Chemical Bank (herein, together with its successors in its capacity as collateral agent under the Collateral Agency Agreement and the Pledge Agreement, called the "Collateral Agent"), and Chemical Bank shall agree to act, as Collateral Agent for the Purchasers and the other
     Secured Parties under the Pledge Agreement and to hold the collateral under such agreement as security for the Senior Obligations secured thereby.

          (b)  Notwithstanding the foregoing or any
     other provision hereof to the contrary, (i) neither the Company nor any Subsidiary shall be obligated to pledge under the Pledge Agreement any capital stock of FRI, any of the TV Shopping
     Companies, either of the MWD Subsidiaries, any Subsidiary that is also a subsidiary of FRI, any of the TV Shopping Companies or either of the MWD
     Subsidiaries and that, in each case, is at all times engaged only in the business in which such parent corporation is expressly permitted to be engaged hereunder and owns only such assets as are incidental to such business, or any Subsidiary owning less than 1% of the Company's consolidated assets and not generating revenues; and no capital stock of FRI, any of the TV Shopping Companies, either of the MWD Subsidiaries, any Subsidiary that is also a subsidiary of FRI, any of the TV
     Shopping Companies or either of the MWD
     Subsidiaries and that, in each case, is at all times engaged only in the business in which such parent corporation is expressly permitted to be engaged hereunder and owns only such assets as are incidental to such business, or any Subsidiary owning less than 1% of the Company's consolidated assets and not generating revenues, shall be subject to the security interest created under the Pledge Agreement, and (ii) the obligations of each Subsidiary under the Pledge Agreement and the security interest in the stock of such Subsidiary under the Pledge Agreement shall automatically terminate upon (x) the sale, contribution or other disposition, in compliance with 8.4, of all of the Company's direct and indirect ownership of the capital stock and Indebtedness of such Subsidiary or (y) any sale, contribution or other disposition, in compliance with the terms of 8.5, of all or substantially all of the assets of such Subsidiary that results in such Subsidiary owning less than 1% of the Company's consolidated assets and not generating revenues.

                          ARTICLE 3

     AMENDMENTS TO ARTICLE II OF THE PURCHASE AGREEMENTS

     Section 3.1.   2.15 of the Purchase Agreements is
hereby amended by (i) deleting clauses (b) and (c) of such
section in their entirety and designating such clauses with the phrase "Intentionally left blank" and (ii) by restating clause (a) of such section in its entirety to read as follows:

     (a)  Upon the execution and delivery to the
     Collateral Agent of the Pledge Agreement and the Pledged Stock (as defined therein), the Collateral
     Agent will have, for the benefit of the Purchasers and the other Secured Parties, a valid, first priority, perfected security interest in the Pledged Stock, subject to no other Liens.

                          ARTICLE 4

    AMENDMENTS TO ARTICLE VII OF THE PURCHASE AGREEMENTS

     Section 4.1.   7.5 of the Purchase Agreements is
hereby amended (i) by deleting clause (d) thereof in its entirety and designating such clause "Intentionally left blank" and (ii) by restating clauses (c) and (e) thereof in their entirety to read as follows:

          (c)  Compliance Certificates.  Concurrently
     with any delivery of financial statements under clause (a) or (b) above, (x) a certificate of the accounting firm, in the case of clause (a), or a Financial Officer, in the case of clause (b), referred to in the applicable paragraph, (i) certifying that no Event of Default or Default has occurred or, if an Event of Default or Default has occurred, specifying the nature and extent thereof and corrective action taken or proposed to be taken with respect thereto and (ii) setting forth computations, in reasonable detail satisfactory to the Noteholders, demonstrating compliance with the covenants contained in 8.1(d), 8.2, 8.3(f), 8.3(g), 8.4(c), 8.5(d), 8.6, 8.8, 8.9(j), 8.9(m),
     8.9(n), 8.9(o), 8.9(p), 8.12, 8.14(e), 8.14(f),
     8.14(g), 8.17 and 8.19, and (y) a certificate of a Financial Officer stating that a review has been made of the activities during such quarter of the Company and the Subsidiaries, on the one hand, and
     (i) Montgomery Ward Direct, on the other hand, and that the Company and the Subsidiaries are in compliance with the covenants contained in 7.16 and 8.13(iv), (ii) FRI, the Fingerhut Master Trust or any transferee thereunder pursuant to the Receivables Transfer Agreement, on the other hand, and that the Company and the Subsidiaries are in compliance with the covenants contained in 8.13(v), and (iii) if during such quarter the Company's direct or indirect ownership of the capital stock of any of the TV Shopping Companies was greater than 10% but such TV Shopping Company was not a Subsidiary, such TV Shopping Company, on the other hand, and that the Company and the Subsidiaries are in compliance with the covenants contained in 7.17 and 8.13(vi);

          (e)  Commission and Stock Exchange Filings.
     Promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by the Company, any Subsidiary or the Fingerhut Master
     Trust with the Commission, any Governmental
     Authority succeeding to any or all of the functions of the Commission or any national securities exchange or distributed to shareholders of the Company or any Subsidiary; and


     Section 4.2.   7.10 of the Purchase Agreements is
hereby amended by deleting any reference therein to the Security Agreement.

     Section 4.3.   7.11 of the Purchase Agreements is
hereby amended by deleting any reference therein to the Security Agreement.

     Section 4.4.   7.13 of the Purchase Agreements is
hereby amended (i) by amending the first sentence of clause
(a) thereof to read as set forth below, (ii) by deleting clause (b) of such section in its entirety and designating such clause with the phrase "Intentionally left blank" and
(iii) by restating clause (c) thereof in its entirety to read as set forth below:

     On or prior to (i) the direct or indirect acquisition by the Company of any Subsidiary which at the time of such acquisition shall be a Significant Subsidiary or (ii) the fifth Business
     Day after the availability of financial statements revealing that any Subsidiary (other than (A) a Guarantor, (B) either of the MWD Subsidiaries, (C)
     FRI, (D) any of the TV Shopping Companies or (E) the Credit Card Bank) shall have become a Significant Subsidiary, the Company agrees that the Company will cause such Subsidiary to (x) unconditionally guarantee the payment and performance of all obligations and liabilities of the Company under this Agreement and the Notes, all upon the terms set forth in the Guaranty, and
     (y) execute and deliver or cause to be delivered to the Noteholders one or more such instruments as the Noteholders may request in form and substance undertaking the obligation of a Guarantor.

          (c) As promptly as practicable, and in any event within five Business Days, after any person shall become a Subsidiary, the Company will execute and deliver, or cause to be executed and delivered, to the Collateral Agent such agreements and instruments as the Collateral Agent shall request to subject the issued and outstanding shares of capital stock of such Subsidiary to the Pledge Agreement, together with the certificates representing such shares and stock powers, executed in blank, with respect thereto.
     Notwithstanding the foregoing or any other provision hereof to the contrary, neither the Company nor any Subsidiary shall be obligated to pledge under the Pledge Agreement any capital stock of FRI, any of the TV Shopping Companies, either of the MWD Subsidiaries, any Subsidiary that is also a subsidiary of FRI, any of the TV
     Shopping Companies or either of the MWD
     Subsidiaries and that, in each case, is at all times engaged only in the business in which such parent corporation is expressly permitted to be engaged hereunder and owns only such assets as are incidental to such business, or any Subsidiary owning less than 1% of the Company's consolidated assets and not generating revenues; and no capital stock of FRI, any of the TV Shopping Companies, either of the MWD Subsidiaries, any Subsidiary that is also a subsidiary of FRI, any of the TV
     Shopping Companies or either of the MWD
     Subsidiaries and that, in each case, is at all times engaged only in the business in which such parent corporation is expressly permitted to be engaged hereunder and owns only such assets as are incidental to such business, or any Subsidiary owning less than 1% of the Company's consolidated assets and not generating revenues shall be subject to the security interest created under the Pledge Agreement.

     Section 4.5.   7.15 of the Purchase Agreements is
hereby amended by restating 7.15 in its entirety to read as follows:

          7.15  BANK CREDIT AGREEMENT AND NOTE
     PURCHASE AGREEMENT. The Company will, and, as applicable, will cause each Subsidiary to, at the request of a Majority-in-Interest of the Noteholders, amend or modify the terms or conditions of this Agreement and the Other
     Agreements to the same extent that the Bank Credit
     Agreement in effect as of June 16, 1994, or the Note Purchase Agreement is at any time or from time to time amended or modified or the Bank
     Credit Agreement is replaced by one or more similar credit facilities, if such amendment or modification or replacement facility makes the terms or conditions of the Bank Credit Agreement in effect as of June 16, 1994, or Note Purchase
     Agreement, as the case may be, more restrictive to the Company than the terms and conditions under this Agreement and the Other Agreements, which determination shall be made in the sole judgment of the Noteholders reasonably exercised. Upon entering into any such amendment, modification or replacement facility, the Company shall promptly notify the Noteholders of any such more restrictive terms or conditions.

     Section 4.6.   Article VII of the Purchase Agreements
is hereby amended by adding the following 7.17 at the end thereof:

          7.17  RELATIONSHIP WITH THE TV SHOPPING
     COMPANIES. At any time the Company owns, directly or indirectly, at least 10% of the capital stock of any of the TV Shopping Companies that is not a Subsidiary, the Company will, and will cause each Subsidiary to, conduct the relationship taken as a whole between the Company and the Subsidiaries, on the one hand, and such TV Shopping Company, on the other hand, upon fair and reasonable terms no less favorable to the Company and the Subsidiaries than the terms the Company and the Subsidiaries could obtain or become entitled to in an arm's-length transaction with a person that is not an Affiliate; provided, however, that any determination with respect to whether any transaction between the Company or any Subsidiary and such TV Shopping Company satisfies the foregoing requirements shall be made by considering the relationship taken as a whole between the Company and the Subsidiaries, on the one hand, and such TV Shopping Company, on the other.

                          ARTICLE 5

    AMENDMENTS TO ARTICLE VIII OF THE PURCHASE AGREEMENTS

     Section 5.1.   8.3 of the Purchase Agreements is
hereby amended by (i) deleting any reference therein to the Security Agreement and (ii) restating the preamble thereof in its entirety to read as follows:

     The Company will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Lien upon any of the property or assets, including capital stock (other than assets sold on a nonrecourse basis pursuant to the Receivables
     Transfer Agreement, but notwithstanding the exceptions set forth below, no Lien shall at any time be permitted with respect to (i) any of the capital stock of FRI or any Subsidiary that is also a subsidiary of FRI or (ii) any of the capital stock of the TV Shopping Companies or any Subsidiary that is also a subsidiary of the TV
     Shopping Companies except for only such capital stock that is pledged to secure Indebtedness of only the TV Shopping Companies or any such subsidiary, which Indebtedness (x) is then permitted under the other provisions of this 8.3 and the other provisions of this Agreement to be incurred and (y) is at all times nonrecourse to the Company and the Subsidiaries other than the TV
     Shopping Companies or any subsidiary of the TV
     Shopping Companies), now owned or hereafter acquired by it or on any income or rights in respect of any thereof, except:

     Section 5.2.   8.4 of the Purchase Agreements is
amended by (i) relettering clause (b) thereof, and all references thereto contained in such clause, as clause (c) and (ii) adding a new clause (b) to read as follows:

          (b)(i)    sales, contributions or other
     dispositions of all or a portion of the capital stock or Indebtedness of any of the TV Shopping
     Companies or their joint ventures or (ii) a dividend of all or a portion of the capital stock of any of the TV Shopping Companies to the shareholders of the Company; excluding, however, any such sale, contribution or other disposition that would result in such TV Shopping Company no longer being a Subsidiary, unless (x) immediately prior thereto and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing and (y) if substantially all of the capital stock of any of the TV Shopping
     Companies held by the Company or any Subsidiary shall have been sold, contributed or otherwise disposed of to a person other than the Company or a Subsidiary, all of the Indebtedness of such TV
     Shopping Company held by the Company or any Subsidiary shall at such time have been sold, contributed or otherwise disposed of to a person other than the Company or a Subsidiary.

     Section 5.3.   8.9 of the Purchase Agreements is
hereby amended by (i) relettering clauses (k) and (l) thereof as clauses (o) and (p), respectively; (ii) by adding new clauses (k), (l), (m) and (n) to read in their entirety as set forth below; and (iii) by changing the reference to clause (j) in clause (o) thereof to a reference to clause
(n):

          (k)  make and permit to remain outstanding
     investments, including ownership of certificates of beneficial ownership in accounts receivable, in the Fingerhut Master Trust and any other trust formed for purposes of the transactions contemplated by the Receivables Transfer
     Agreement;

          (l)  make and permit to remain outstanding
     investments in the TV Shopping Companies;

          (m)  make and permit to remain outstanding
     investments (excluding Guarantees except as otherwise permitted under this Agreement) in entities formed in connection with the Company's joint ventures with MTVN Shopping, Capital
     Cities/ABC Video Enterprises, Inc. and The
     Lifetime Network, which investments shall be limited to funding activities related to televised direct marketing, including development and production of programming, purchase of broadcast or cable television time for programming or advertising, purchasing and warehousing inventory, order processing and fulfillment, preparation and mailing of catalogs and other print promotions, promotional and advertising activities and other activities that are related to televised direct marketing;

          (n)  make and permit to remain outstanding
     investments in the Credit Card Bank; provided that the aggregate principal amount of the Company's and the Subsidiaries' capital contributions, loans, advances and Guarantees to or for the benefit of the Credit Card Bank at any time outstanding permitted under this clause (n) shall not exceed 5% of Consolidated Net Worth.

     Section 5.4.   8.11 of the Purchase Agreements is
hereby amended in its entirety to read as follows:

     The Company will not permit any Subsidiary to create, incur, assume or permit to exist any agreement or instrument which has the effect of restricting or prohibiting the power, authority or legal right of such Subsidiary to declare or pay any dividend or other distribution to the Company, except as may be required under the Receivables
     Transfer Agreement with respect to limitations on the frequency of dividends from FRI.

     Section 5.5.   8.13 of the Purchase Agreements is
hereby amended to add new clauses (v) and (vi) to read as set forth below:

          (v) any transactions between the Company or any Subsidiary and FRI, the Fingerhut Master Trust or any transferee thereunder pursuant to the Receivables Transfer Agreement; and

          (vi) at any time the Company owns, directly or indirectly, at least 10% of the capital stock of any of the TV Shopping Companies that is not a Subsidiary, any transactions between the Company or any Subsidiary and such TV Shopping Company entered into in the ordinary course of business and upon fair and reasonable terms no less favorable than the Company or such Subsidiary, as applicable, could obtain or become entitled to in an arm's-length transaction with a person that is not an Affiliate; provided, however, that any determination with respect to whether any transaction between the Company or any Subsidiary and such TV Shopping Company satisfies the foregoing requirements shall be made by considering the relationship taken as a whole between the Company and the Subsidiaries, on the one hand, and such TV Shopping Company, on the other.

     Section 5.6.   8.14 of the Purchase Agreements is
hereby amended by adding a new clause (h) at the end thereof to read as follows:

          (h)  Notwithstanding anything in the
     foregoing, no Guarantee of Indebtedness shall at any time be permitted to be made by FRI, any of the TV Shopping Companies, either of the MWD
     Subsidiaries, the Credit Card Bank or any
     Subsidiary that is a subsidiary of FRI, any of the TV Shopping Companies, either of the MWD
     Subsidiaries or the Credit Card Bank, other than
     (i) as permitted under clause (e) with respect to the MWD Subsidiaries and (ii) Guarantees of
     Indebtedness of one or more of the TV Shopping
     Companies by one of such TV Shopping Companies.

     Section 5.7.   Article VIII of the Purchase Agreements
is hereby amended by adding the following 8.18 and 8.19 at the end thereof.

          8.18 LIMITATIONS ON FINGERHUT RECEIVABLES,
     INC. The Company will not permit FRI or any subsidiary of FRI to engage at any time in any business or business activity other than the purchasing, holding, owning and selling of the Accounts of the Company and the Subsidiaries pursuant to the Receivables Transfer Agreement and any activities incidental to and necessary or appropriate for the accomplishment of such purpose.

          8.19 MINIMUM CONSOLIDATED NET WORTH.  The
     Company will not permit Consolidated Net Worth at any time to be less than $325,000,000.

                          ARTICLE 6

     AMENDMENTS TO ARTICLE IX OF THE PURCHASE AGREEMENTS

     Section 6.1.   9.1 of the Purchase Agreements is
hereby amended by restating clauses (n) and (q) thereof to read in their entirety as set forth below:

          (n)  Pledge Agreement.  If at any time the
     Pledge Agreement shall not be in full force and effect, enforceable in accordance with its terms, or the security interest purported to be created by the Pledge Agreement shall not be a valid and enforceable perfected first priority security interest in any collateral subject thereto (except as otherwise expressly permitted by this Agreement); or

          (q)  Bank Credit Agreement.  If an Event of
     Default shall occur and be continuing under the Bank Credit Agreement, provided that the existence of such Event of Default shall be determined without giving effect to any waiver in respect of any provision of the Bank Credit Agreement or consent to any departure by the Company or any Subsidiary therefrom or to any amendment or modification of the terms thereof or to any agreement entered into following the occurrence, and during the continuance, of a Default or an Event of Default as defined under the Bank Credit
     Agreement, if any such waiver, consent, amendment, modification or agreement is given or entered into in exchange for monetary or other consideration, provided that the reimbursement by the Company or any Subsidiary of the out-of-pocket costs and reasonable out-of-pocket administrative or overhead expenses of any party to the Bank Credit
     Agreement shall not constitute monetary or other consideration for purposes of this paragraph (q).

                          ARTICLE 7

     AMENDMENTS TO ARTICLE X OF THE PURCHASE AGREEMENTS

     Section 7.1.   10.2 of the Purchase Agreements is
hereby amended by (i) deleting each of the following definitions in its entirety: "Additional Note Purchase
Agreement," "Additional Private Placement Date," "Custodial
Agency Agreement," "Custodial Agent," "Custodianship,"
"Grantor," "Perfection Certificate," "Post Box," "Post
Office Location," "Post Office Notice," "Primerica,"
"Receivables Agreement," and "Security Agreement" and (ii) restating the definitions of the terms "Bank Credit
Agreement," "Collateral", "Collateral Documents," "Loan
Document," "Montgomery Ward Direct," "Receivables Transfer
Agreement," "Secured Parties," "Senior Obligations" and
"Subsidiary" to read in their entirety as follows:

          "Bank Credit Agreement" shall mean the
     Revolving Credit, Term Loan, Competitive Advance and Letter of Credit Facility Agreement, dated as of October 29, 1990, as amended and restated as of October 20, 1993, among the Company, the guarantors named therein, the Banks, Chemical
     Bank, as agent for the Banks (in such capacity, the "Agent"), NationsBank of North Carolina, N.A., as co-agent, and the issuing banks named therein, together with any exhibits, attachments, certificates, documents or other agreements attached thereto, and as the same may be amended or modified from time to time as permitted thereby or replaced by one or more bank or similar credit facilities.

          "Collateral" shall have the meaning provided in the Pledge Agreement.

          "Collateral Documents" shall mean the Pledge
     Agreement and other instruments and documents delivered pursuant to 3.6, 7.11 and 7.13(c).

          "Loan Documents" shall mean this Agreement, the Other Agreements, the Notes, the Guaranty and the Collateral Documents.

          "Montgomery Ward Direct" shall mean
     Montgomery Ward Direct L.P., a Delaware limited partnership, of which Fingerhut MWD General
     Corporation (a Minnesota corporation and a Wholly-
     Owned Subsidiary) and MW Direct General, Inc. (a
     Delaware corporation and a subsidiary of Montgomery Ward & Co., Incorporated ("Montgomery
     Ward")) each own 50% of the general partnership interests and Fingerhut MWD Limited Corporation (a
     Minnesota corporation and a Wholly-Owned
     Subsidiary) and MW Direct Limited, Inc. (a
     Delaware corporation and a subsidiary of Montgomery Ward) each own 50% of the limited partnership interests.

          "Receivables Transfer Agreement" shall mean
     (i) collectively, the Second Amended and Restated
     Receivables Transfer Agreement dated as of July 9,
     1993, among Fingerhut Corporation, Matterhorn
     Capital Corporation, Enterprise Funding
     Corporation, Citibank, N.A., Citicorp North
     America, Inc., and Ciesco, L.P., as amended by Amendment No. 1 dated as of March 31, 1994, and the Second Amended and Restated Receivables
     Transfer Agreement dated as of July 9, 1993, among
     Fingerhut Corporation, Citibank, N.A., and
     Citicorp North America, Inc., as amended by
     Amendment No. 1 dated as of March 31, 1994, (ii) the receivables program conducted pursuant to a purchase agreement and a pooling and servicing agreement among Fingerhut Corporation and/or one or more other Subsidiaries, FRI and the Fingerhut
     Master Trust, including the series supplement to the pooling and servicing agreement relating to the certificates being registered under
     Registration Statement No. 33-77780 (each in the form of the draft dated June 16, 1994) and (iii) any amendment to the receivables transfer facilities identified in clause (i) or (ii) above and any receivables transfer agreement or agreements replacing all or any portion of such facilities; provided that each such amendment and agreement, taken together with all such other amendments and agreements, provide for the sale of accounts receivable and related property on a nonrecourse basis (within the meaning of generally accepted accounting principles in effect on the date of this Agreement) and that the Chief
     Financial Officer of the Company has certified that any such amended or replacement agreement is not materially less advantageous to the financial condition of the Company and its consolidated subsidiaries than are the receivables transfer agreements described in clause (i) or (ii) above.
     Interests in Accounts sold by the Company and/or any of its Subsidiaries under clause (ii) above will for all purposes be deemed sold pursuant to the Receivables Transfer Agreement as of the date the Accounts are initially transferred to FRI.

          "Secured Parties" shall have the meaning provided in the Pledge Agreement.

          "Senior Obligations" shall have the meaning provided in the Pledge Agreement.

          "subsidiary" shall mean, with respect to any person (herein referred to as the "parent"), any corporation, partnership, association or other business entity of which securities or other ownership interests representing more than 50% of the ordinary voting power or more than 50% of the general partnership interests are, at the time any determination is being made, owned, controlled or held, directly or indirectly, by the parent and "Subsidiary" shall mean any subsidiary of the Company including any subsidiary of the Company created or acquired by the Company after the date hereof but shall not include the Fingerhut Master
     Trust.

     Section 7.2.   10.2 of the Purchase Agreements is
hereby amended by adding the following definitions in appropriate alphabetical order:

     "Consolidated Net Worth" shall mean, as at any date of determination, the consolidated stockholders' equity of the Company and its consolidated Subsidiaries, as determined on a consolidated basis in conformity with generally accepted accounting principles consistently applied; provided, however, that Consolidated Net Worth shall not be deemed to include any of the stockholders' equity of any TV Shopping Company or any Subsidiary that is also a subsidiary of any TV Shopping Company (as the case may be) at any time that any Lien exists with respect to any portion of the capital stock of such TV Shopping Company or such subsidiary (as the case may be) held directly or indirectly by the Company.

          "Credit Card Bank" shall mean a limited
     purpose credit card national bank to be formed or acquired by the Company or one of the Subsidiaries, which shall engage only in the business activities specified in Section
     2(c)(2)(F) of the Bank Holding Company Act of
     1956, as amended by the Competitive Equality
     Banking Act of 1987, as amended.

          "Fingerhut Master Trust" shall mean one or more independent trusts formed for the purpose of acquiring interests in the Company's customer accounts receivable and issuing certificates of beneficial interest in such receivables or commercial paper, pursuant to the Receivables
     Transfer Agreement.

          "FRI" shall mean (i) Fingerhut Receivables,
     Inc., a Delaware special purpose corporation formed to become a Subsidiary for the purpose of purchasing customer accounts receivable from
     Fingerhut Corporation or other Subsidiaries and transferring such receivables to an independent trust pursuant to the Receivables Transfer
     Agreement and (ii) any other special purpose
     Subsidiary formed pursuant to the Receivables
     Transfer Agreement.

          "TV Shopping Companies" shall mean S The
     Shopping Network, Inc. and USA Direct
     Incorporated, both of which shall engage only in the businesses of television and/or electronic home shopping and direct marketing and related activities, and their respective subsidiaries that are engaged only in the businesses in which such parent corporations are expressly permitted to be engaged hereunder and own only such assets as are incidental to such businesses.

                          ARTICLE 8

       AMENDMENT TO ARTICLE XII OF THE PURCHASE AGREEMENTS

     Section 8.1.   Article XII of the Purchase Agreements
is hereby amended by deleting such article in its entirety.

                          ARTICLE 9

             AMENDMENTS TO THE PLEDGE AGREEMENT

     Section 9.1 Upon the satisfaction of the conditions for the valid and binding effect of this Amendment set forth in Section 12.1 hereof and the effectiveness of the Other Amendments, which, together, shall have been executed by the Noteholders and all of the noteholders under the Other Purchase Agreements, (i) the security interest in the stock of USA Direct Incorporated, Figi's Inc. (and Family Farm Gifts, Inc. and Figi's Gifts, Inc., subsidiaries of Figi's Inc.), Minnesota Telemarketing, Inc. (formerly COMB Corporation) and FDC, Inc. under the Pledge Agreement is hereby released and the Collateral Agent is hereby directed to return any stock certificates therefor to the Company and
(ii) the security interest in the stock of any Subsidiary under the Pledge Agreement, which stock is as of the Effective Date pledged under the Pledge Agreement, is hereby automatically released (without the need for any further action whatsoever by any Noteholder), effective as of the date such security interest shall terminate pursuant to 1.6(b)(ii) of the Purchase Agreement, and the Collateral Agent is hereby directed to thereupon return any stock certificates therefor to the Company. Upon the effectiveness of the release of such stock, the Company shall promptly notify the Noteholders thereof.

     Section 9.2    The definition of "Credit Agreement" in
the opening paragraph of the Pledge Agreement is hereby restated in its entirety to read as follows:

          the Revolving Credit, Term Loan, Competitive
     Advance and Letter of Credit Facility Agreement, dated as of October 29, 1990, as amended and restated as of October 20, 1993, among the Company, the guarantors named therein, the Banks, Chemical Bank, as agent for the Banks, NationsBank of North Carolina, N.A., as co-agent, and the issuing banks named therein with any exhibits, attachments, certificates, documents or other agreements attached thereto, and as the same may be amended or modified from time to time as permitted thereby or replaced by one or more bank or similar credit facilities (the "Credit
     Agreement").

     Section 9.3    Section 2 of the Pledge Agreement is
hereby amended by restating clause (a) thereof in its entirety to read as follows:

          (a)  the shares of capital stock listed in
     Schedule I hereto as being owned by it and any shares of capital stock of any Subsidiary obtained by it in the future (except for FRI, the MWD
     Subsidiaries, the TV Shopping Companies or any
     Subsidiary owning less than 1% of the consolidated assets of the Company and not generating any revenues), and the certificates representing or evidencing such shares (the "Pledged Stock").

     Section 9.4    Section 3 of the Pledge Agreement is
hereby amended by restating clause (a) in its entirety to read as follows:

          (a)  the Pledged Stock set forth in Schedule
     I attached hereto represents all the outstanding capital stock of each Subsidiary (except FRI, the MWD Subsidiaries, the TV Shopping Subsidiaries and any Subsidiary owning less than 1% of the consolidated assets of the Company and not generating any revenues).


                         ARTICLE 10

               REPRESENTATIONS AND WARRANTIES

     Section 10.1.  The Company hereby represents and
warrants to the Noteholders as of the Effective Date:

     (a) Each of the Company, the Guarantors, the Significant Subsidiaries and the Pledgors is duly organized, validly existing and in good standing in its jurisdiction of incorporation.

     (b) The Company has the power to enter into this Amendment and to perform its obligations hereunder.

     (c) The execution and delivery by the Company of this Amendment and the performance of its obligations hereunder have been duly authorized, and this Amendment will, upon execution and delivery thereof, be duly executed and delivered thereby and will constitute the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to applicable laws affecting the enforcement of creditors' rights generally and principles of equity.

     (d) Neither the execution nor delivery by the Company of this Amendment nor the performance by it of its obligations hereunder or under the Purchase Agreements (as amended as contemplated hereby), the Notes, the Pledge
Agreement (as amended as contemplated hereby) or the Guaranty of each Guarantor:

     (1) will adversely affect the enforceability against the Company of the Purchase Agreement or the Notes, against the Guarantors of the Guaranty or against any Pledgor of the security interest in the Pledged Stock under the Pledge Agreement (as amended as contemplated hereby);

     (2) will require the taking of any action or the giving of any consent or approval by, or the making or any registration or filing with, any Governmental Authority or other person other than such actions, consents, approvals, registrations and filings as have heretofore been taken, given or made (as the case may be);

     (3) will violate any provision of the articles of incorporation or bylaws of any of the Company, any Guarantor, any Significant Subsidiary or any Pledgor or any provision of any law, rule, regulation, order or decree of any Governmental Authority applicable thereto;

     (4) will violate or constitute a default under any material agreement to which any of the Company, any Guarantor, any Significant Subsidiary or any Pledgor is a party or by which any of its properties or assets is or may be bound; or

     (5) will result in the creation or imposition of any Lien on the properties or assets of the Company, any Guarantor, any Significant Subsidiary or any Pledgor other than (i) Liens in favor of the Collateral Agent for the benefit of the Secured Parties under the Pledge Agreement and (ii) as contemplated by the Receivables Transfer
Agreement.

     (e) The representations and warranties of the Company set forth in 2.15 of the Purchase Agreements (as amended hereby) are accurate and complete as if made as of the Effective Date, and by this reference such representations and warranties are incorporated and made herein as if fully set forth herein.

     (f) Neither this Amendment nor any certificate furnished in connection herewith nor any other document or statement furnished to the Noteholders or to their special counsel, Fried, Frank, Harris, Shriver & Jacobson, in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not misleading. Except as expressly disclosed in documents filed by the Company or any Subsidiary with the Commission and delivered by the Company to the Noteholders prior to the Effective Date, there is no fact known to the Company (except for general economic or political conditions) which materially adversely affects, or, so far as the Company can now reasonably foresee, would be likely to materially and adversely affect, the business, properties, prospects, operations or condition, financial or otherwise, of the Company and the Subsidiaries taken as a whole or the ability of the Company or any Significant Subsidiary to perform any material obligation under any Loan Document, which has not been disclosed in writing to the Noteholders.

     (g) There exists (i) no Default or Event of Default under the Loan Documents either before or after giving effect to this Amendment and (ii) no Event of Default or event that with the lapse of time or giving of notice would constitute an Event of Default under the Bank Credit Agreement or the Other Purchase Agreements, either before or after giving effect to the Other Amendments.


                         ARTICLE 11

        RELEASE OF GUARANTY AND COLLATERAL DOCUMENTS

     Section 11.1 The Noteholders hereby authorize and instruct the Collateral Agent, upon the satisfaction of the conditions for the valid and binding effect of this Amendment set forth in Section 12.1 hereof (and without the need for any further action whatsoever by the Noteholders) to instruct the Custodial Agent to release and deliver to the Company all of the Collateral and Collateral Documents held by the Custodial Agent pursuant to Article XII of the Purchase Agreements, and upon such release and delivery the Custodial Agent's duties under the Loan Documents will terminate. The Noteholders hereby instruct the Collateral Agent that notwithstanding such release and delivery, the Collateral Agent shall continue to maintain under the Pledge Agreement a perfected first priority security interest in the Pledged Stock for the benefit of the Secured Parties.

     Section 11.2 Upon the satisfaction of the conditions for the valid and binding effect of this Amendment set forth in Section 12.1 hereof and the effectiveness of the Other Amendments, which, together, shall have been executed by the Noteholders and all of the noteholders under the Other Purchase Agreements, the Guaranty of each of Minnesota Telemarketing, Inc. (formerly COMB Corporation) and Figi's Inc. is hereby released. Upon the effectiveness of the release of each such Guaranty, the Company shall promptly notify the Noteholders thereof.

                         ARTICLE 12

                        MISCELLANEOUS

     Section 12.1 This Amendment shall not be valid and binding upon the Company or any Noteholder under the Purchase Agreements until the execution hereof by a Majority-in-Interest of Noteholders and complete satisfaction by the Company of the conditions precedent set forth in Article 1, and upon the execution hereof by such Noteholders, and compliance by the Company with said conditions precedent, this Amendment shall be valid and binding upon the Company and each Noteholder under the Purchase Agreements with respect to each provision of this Amendment except that the release of any existing Pledged Stock shall be so valid and binding only pursuant to Section 9.1 hereof and the release of any existing Guaranty shall be so valid only pursuant to
Section 11.2 hereof.

     Section 12.2   This Amendment embodies the entire
agreement and understanding of the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. In case any one or more of the provisions contained in this Amendment, or in the Purchase Agreements as amended hereby, or in any Note, or any application thereof, shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein, and any other applications thereof, shall not in any way be affected or impaired thereby.

     Section 12.3   This Amendment is intended to be
governed by the laws of the State of New York and shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of such State.

     Section 12.4   This Amendment shall bind and inure to
the benefit of the respective successors and assigns of the Company and the Noteholders.

     Section 12.5   Except as otherwise expressly provided
herein, nothing contained in this Amendment shall, or shall be construed to, modify, invalidate or otherwise affect any provision of the Purchase Agreements or any right of the Noteholders arising thereunder.

     Section 12.6 The execution of this Amendment by the Noteholders shall not in any way constitute, or be construed as, a waiver of any provision of, or of any Default or Event of Default otherwise existing under, the Purchase Agreements, nor shall it constitute an agreement or obligation of the Noteholders to give their consent to any future amendment of the Purchase Agreements or to any future transaction which would, absent consent of the Noteholders, constitute a Default or Event of Default under the Purchase Agreements.

     Section 12.7 Except as specifically provided herein, the Purchase Agreements are in all respects ratified and confirmed, and all the terms, conditions and provisions thereof shall be and remain in full force and effect. For any and all purposes, from and after the Effective Date, any and all references hereafter to any Purchase Agreement, and all references to "this Agreement" in any Purchase Agreement, shall refer to such Purchase Agreement as hereby amended.

     Section 12.8 This Amendment may be executed in as many counterparts as may be deemed necessary or convenient and by the different parties hereto on separate counterparts (provided that the Company will execute each counterpart), and each of which, when so executed, shall be deemed to be an original, but all such counterparts shall constitute but one and the same agreement.

     Section 12.9 The Company will pay, or cause to be paid, the reasonable out-of-pocket costs and expenses of each Noteholder in connection with entering into this Amendment and the consummation of all transactions contemplated hereby, including, without limitation, the reasonable fees, expenses and disbursements of Fried, Frank, Harris, Shriver & Jacobson, and the Company will also indemnify and hold each Noteholder harmless from and against all liability and loss with respect to or resulting from all claims on account of brokers' or finders' fees or commissions in connection with this Amendment or any of the transactions contemplated hereby. The obligations of the Company under this Section 12.9 shall survive payment of any
Note issued under any Purchase Agreement.


     IN WITNESS WHEREOF, the Company and the undersigned
Noteholders have caused this Amendment to be executed by their respective officer or officers thereto duly authorized.

                              FINGERHUT COMPANIES, INC.

                              By:    /s/ Daniel J. McAthie
                                Name:   Daniel J. McAthie
                                Title:  Senior Vice
President,
                                     Chief Financial Officer
and
                                     Treasurer


                              By:    /s/ Robert W.
Oberrender
                                Name:   Robert W. Oberrender
                                Title:  Assistant Treasurer

                              TEACHERS INSURANCE AND
                              ANNUITY ASSOCIATION OF AMERICA

                              By:    /s/ Raymond J. Albright, Jr.
                              Name:   Raymond J. Albright, Jr.
                                Title:  Associate Director,
                                     Private Placements

                              MERRILL LYNCH LIFE INSURANCE
                              COMPANY

                              By:    /s/ David M. Dunford
                                Name:   David M. Dunford
                                Title:  Senior Vice President


                              FARMLAND LIFE INSURANCE COMPANY**

                              FINANCIAL HORIZONS LIFE
                              INSURANCE COMPANY*

                              NATIONWIDE LIFE INSURANCE COMPANY*

                              WEST COAST LIFE INSURANCE COMPANY**

                              WISCONSIN HEALTH CARE LIABILITY INSURANCE PLAN**

                              By:    /s/ Jeffrey G. Milburn
                                Name:   Jeffrey G. Milburn
                                Title:  Vice President, Corporate
                                     Fixed-Income Securities


                              **By:  /s/ Jeffrey G. Milburn
                                Name:   Jeffrey G. Milburn
                                Title:  Attorney-in-Fact

                              NEW YORK LIFE INSURANCE AND
                              ANNUITY CORPORATION

                              By:    /s/ Lydia S. Sangren
                                Name:   Lydia S. Sangren
                                Title:


                              GREAT NORTHERN INSURED ANNUITY CORPORATION

                              By:    /s/ Charles Kaminski
                                Name:   Charles Kaminski
                                Title:  Senior Vice President,
                                     Investments


                              UNITED OF OMAHA LIFE INSURANCE COMPANY

                              By:    /s/ M. G. Echtenkamp
                                Name:   M. G. Echtenkamp
                                Title:  Second Vice President


                              MUTUAL OF OMAHA INSURANCE COMPANY

                              By:    /s/ M. G. Echtenkamp
                                Name:   M. G. Echtenkamp
                                Title:  Second Vice President


                              COMPANION LIFE INSURANCE COMPANY

                              By:    /s/ David Lee
                                Name:   David Lee
                                Title:  Vice President and
                                        Actuary


                              By:    /s/ Richard A. Witt
                                Name:   Richard A. Witt
                                Title:  Second Vice President &
                                     Assistant Treasurer


                              THE EQUITABLE LIFE ASSURANCE
                              SOCIETY OF THE UNITED STATES

                              By:       /s/ Sheryl Rothman
                              Name:       Sheryl Rothman
                              Title:  Investment Officer


                              EQUITABLE VARIABLE LIFE
                              INSURANCE COMPANY

                              By:       /s/ Sheryl Rothman
                                Name:   Sheryl Rothman
                                Title:  Investment Officer


                              THE EQUITABLE OF COLORADO, INC.

                              By:       /s/ Sheryl Rothman
                                Name:   Sheryl Rothman
                                Title:  Investment Officer


Accepted and Agreed to but
only with respect to the provisions
of Article 9 hereof:


FINGERHUT COMPANIES, INC.,
as Pledgor

By:  /s/ Robert W. Oberrender
Name:     Robert W. Oberrender
Title:    Assistant Treasurer

FINGERHUT CORPORATION,
as Pledgor

By:  /s/ Robert W. Oberrender
Name:     Robert W. Oberrender
Title:    Assistant Treasurer

FIGI'S INC., as Pledgor

By:  /s/ Robert W. Oberrender
Name:     Robert W. Oberrender
Title:    Assistant Treasurer

CHEMICAL BANK,
as Collateral Agent

By:  /s/ Edward W. Devine
Name:     Edward W. Devine
Title:    Managing Director